UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to §240.14a-12

ZOOMCAR HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ZOOMCAR HOLDINGS, INC.
Anjaneya Techno Park, No.147, 1st Floor
Kodihalli, Bangalore, India 560008

August 30, 2024

To the Stockholders of Zoomcar Holdings, Inc.:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Zoomcar Holdings, Inc. (the “Company”) to be held on a virtual basis on Thursday, September 26, 2024 at 10:00 a.m. Eastern Time, for the following purposes:

1.      To re-elect Swatick Majumdar and John Clarke (the “Director Nominees”) as directors, to serve on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of between one-for-fifty and one-for-one hundred and fifty, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion;

3.      To approve, for purposes of complying with applicable Nasdaq Listing Rules, the exercise of, and certain of the provisions included in, those certain unregistered warrants to initially purchase up to an aggregate of 55,084,746 shares of Common Stock at an initial exercise price of $0.1416 per share (subject to adjustment as described therein) (the “Bridge Warrants”) including all of the terms therein and the potential issuance of more than 20% of the Company’s issued and outstanding Common Stock in connection with the exercise of the Bridge Warrants;

4.      To ratify the appointment by the Board of Grant Thornton Bharat LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025; and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE AND “FOR” EACH OF THE PROPOSALS.

The Board has fixed the close of business on July 29, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,
/s/ Hiroshi Nishijima
Hiroshi Nishijima
Interim Chief Executive Officer
Zoomcar Holdings, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2024 ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT AUGUST 30, 2024.

ZOOMCAR HOLDINGS, INC.
Anjaneya Techno Park, No.147, 1st Floor
Kodihalli, Bangalore, India 560008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on September 26, 2024

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Zoomcar Holdings, Inc. (the “Company”) for use at the 2024 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. Eastern Time on Thursday, September, 26, 2024 on a virtual basis for the following purposes:

1.      To re-elect Swatick Majumdar and John Clarke (the “Director Nominees”) as directors, to serve on the Board for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of between one-for-fifty and one-for-one hundred and fifty, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion;

3.      To approve, for purposes of complying with applicable Nasdaq Listing Rules, the exercise of, and certain of the provisions included in, those certain unregistered warrants to initially purchase up to an aggregate of 55,084,746 shares of Common Stock at an initial exercise price of $0.1416 per share (subject to adjustment as described therein) (the “Bridge Warrants”) including all of the terms therein and the potential issuance of more than 20% of the Company’s issued and outstanding Common Stock in connection with the exercise of the Bridge Warrants;

4.      To ratify the appointment by the Board of Grant Thornton Bharat LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025; and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the election of each Director Nominee and “FOR” the approval of each of the proposals.

Stockholders of record of our Common Stock at the close of business on July 29, 2024 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the proxy statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com before the Annual Meeting or http://www.virtualshareholdermeeting.com/ZCAR2024 during the Annual Meeting, or by calling 1-800-690-6903. You may also have access to the materials for the Annual Meeting by visiting the website: https://investor-relations.zoomcar.com/in/. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of Common Stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being mailed to stockholders on or about August 30, 2024.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Hiroshi Nishijima
Hiroshi Nishijima
Interim Chief Executive Officer and Director
Zoomcar Holdings, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND IN FAVOR OF EACH OF THE OTHER PROPOSALS.

i

PROXY STATEMENT

ZOOMCAR HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held virtually at 10:00 a.m. Eastern Time on September 26, 2024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these Proxy Materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Zoomcar Holdings, Inc. for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on a virtual basis on Thursday, September 26, 2024 at 10:00 a.m. Eastern Time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about August 30, 2024. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Zoomcar Holdings, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•        This proxy statement for the Annual Meeting;

•        The Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024; and

•        a proxy card (if you are a stockholder of record) or a voting instruction form (if you are a beneficial owner of shares held in street name).

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.0001 per share (the “Common Stock”) on July 29, 2024 (the “Record Date”) may vote at the Annual Meeting. There were 75,200,131 shares of Common Stock outstanding on the Record Date, each having one vote per share. All shares of Common Stock vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 31 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Hiroshi Nishijima, our Interim Chief Executive Officer and Shachi Singh, our General Counsel, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Nishijima and Ms. Singh to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.      To re-elect Swatick Majumdar and John Clarke (the “Director Nominees”) as directors, to serve on the Board for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified (the “Director Election Proposal”);

2.      To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the Company’s Common Stock at a ratio of between one-for-fifty and one-for-one hundred and fifty, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

3.      To approve, for purposes of complying with applicable Nasdaq Listing Rules, the exercise of, and certain of the provisions included in, those certain unregistered warrants to initially purchase up to an aggregate of 55,084,746 shares of Common Stock at an initial exercise price of $0.1416 per share (subject to adjustment as described therein) including all of the terms therein (the “Bridge Warrants”) and the potential issuance of more than 20% of the Company’s issued and outstanding Common Stock in connection with the exercise of the Bridge Warrants (the “Bridge Warrants Proposal”);

4.      To ratify the appointment by the Board of Grant Thornton Bharat LLP (the “Auditor” or “Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025 (the “Auditor Ratification Proposal”); and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, and “FOR” each of the other proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person on a virtual basis.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

(4)    By Mail.    You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        sending a written notice to Shachi Singh, our General Counsel, at zoomcar-stockholders@zoomcar.com stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•        voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor and potentially the Reverse Split Proposal, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the Director Election Proposal), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to each of the other proposals, you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors and the Bridge Warrants Proposal are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on those proposals. The ratification of the appointment of the Auditor and potentially the Reverse Split Proposal are “routine” matters and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

What are the voting requirements to approve each of the proposals?

In the election of directors, the two persons receiving the highest number of affirmative votes at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Each of the other proposals requires the affirmative “FOR” votes of a majority of the votes cast on such proposal. Abstentions will have no effect on the outcome of these proposals. We expect that each of Proposal 2 and Proposal 4 will be a routine matter, and as such brokers may vote at the Annual Meeting on such proposal provided that they have not received instructions from a beneficial owner.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “FOR” vote for all of the Director Nominees, and “FOR” each of the other proposals.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We may announce voting results at the Annual Meeting and will file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact Shachi Singh, at zoomcar-stockholders@zoomcar.com or by sending a letter to Shachi Singh at the offices of the Company at Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008 with any questions about proposals described in this proxy statement or how to execute your vote.

Who bears the cost of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We expect to request nominee organizations to assist in the distribution of our proxy materials to their beneficial owner customers and may reimburse such organizations for certain of their reasonable out-of-pocket expenses related thereto. Our officers, directors and employees may assist in soliciting proxies or votes by telephone, electronic and personal communications, but no additional compensation will be paid to such individuals in connection with such activities.

THE ANNUAL MEETING

General

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this proxy statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Amended and Restated Certificate of Incorporation, or our Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact Shachi Singh, at zoomcar-stockholders@zoomcar.com or by sending a letter to Shachi Singh at offices of the Company at Anjaneya Techno Park, No. 147, 1st Floor, Kodihalli, Bangalore, India 560008 with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008. The Company’s telephone number at such address is +918048821871.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND IN FAVOR OF EACH OTHER PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION of each director nominee AND “FOR” EACH OF THE OTHER PROPOSALS.

PROPOSAL 1
THE DIRECTIOR ELECTION PROPOSAL

Introduction

The Board has nominated the Director Nominees to stand for election as Class I directors at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2027 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he is willing to be named as a nominee and each is willing to serve or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of seven directors, Mohan Ananda, Madan Menon, Evelyn D’An, Swatick Majumdar, John Clarke, Mark Bailey, and Greg Moran. Our Board is divided into three classes, with only one class of directors being elected in each year and each class serving a three-year term. At the Annual Meeting, the Class I directors, Swatick Majumdar and John Clarke, are to be re-elected, each to serve until the 2027 Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Mr. Swatick Majumdar has served as a member of the Board since August 2023 and is presently a member of the Nominating and Corporate Governance Committee. Mr. Majumdar is a seasoned investment banker and venture capitalist. He possesses several decades of advising Indian companies on their US-India activities such as Pipavav Shipyard India, IDFC, Satyam Computer Services, Indian Infrastructure Opportunity Fund and Lava International Ltd. Most recently, Mr. Majumdar assisted in the capital raise for Zoomcar.

Mr. Majumdar is currently serving as a Managing Director at Chatsworth Securities, LLC (“Chatsworth”). At Chatsworth, he directs all his attention to investment banking activities in the US-India corridor, assisting and advising in sectors such as Mobility, Technology, Media and Telecommunication, as well as Renewable Energy. He has been serving as a board advisor at Easy Energy Systems, a renewable energy company that is working to utilize waste to create energy in India, since January 2020. Mr. Majumdar is also a co-founder of Survive and Thrive Today, a three-day startup bootcamp and media company. Mr. Majumdar is also the President of Global Path Capital, a role in which he has served since August 2009. From January 2017 to March 2019, Mr. Majumdar was a board advisor at Rental Uncle, India (P) Ltd.

Previously, Mr. Majumdar served as a Venture Partner at Digital Entertainment Venture, a New York-based VC fund, from July 2013 to December 2021. From November 2002 to December 2005, Mr. Majumdar was the owner-operator of Riverhead Sports Management. He is a mentor at the CUNY Startup Accelerator and at the German

Accelerator. He brings a wealth of global relationships, expertise, and operating history to companies. Mr. Majumdar has participated as a speaker, panellist, and a moderator at several industry related events in the US, India and the United Arab Emirates.

Mr. Majumdar has a double master’s degree in applied economics from University of Lucknow, India and in Computer and Management Information Systems from University of Central Texas. We believe that Mr. Majumdar is well-qualified to serve as a member of our Board due to his core expertise in growth stage companies for capital raise, growth, product, and market fit.

Mr. John Clarke has served as a member of the Board since June 2024 and is presently a member of the Audit Committee. Mr. Clarke has 40 years of experience providing specialty financing and capital advice regarding emerging private and public companies. In 2021, John joined Aegis Capital Corp. (“Aegis”) and SternAegis Ventures as a Senior Managing Director. Previously, he has been President of H.C. Wainwright & Co and worked with Spencer Trask Ventures, as well as several Investment boutiques and NYSE brokerage firms. During his career, he has raised several hundred million dollars for over 100 private and public Offerings in a variety of emerging industries.

Mr. Clarke developed his career as a Branch Manager for Josepthal, Lyon & Ross and is currently registered with Representative, General Securities and Financial and Operations Principal Securities and Research Analyst Supervisory licenses. He is a graduate of the E. Claiborne Robbins School of Business and holds a B.S. in Finance, and lives in New Jersey. Mr. Clarke was designated to the Board by Aegis pursuant to an arrangement between the Company and Aegis which provided that Aegis has the one-time right to designate two (2) independent directors to the Board. We believe that Mr. Clarke is well-qualified to serve as a member of our Board due to extensive experience in providing specialty financing and capital advice regarding emerging private and public companies.

Required Vote

In the election of directors, the two persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

proposal 2
THE REVERSE SPLIT PROPOSAL

Introduction

Our Board acted unanimously to adopt the Reverse Split Proposal to amend our Amended and Restated Certificate of Incorporation to enable a potential reverse split of our issued and outstanding Common Stock at a ratio of between one-for-fifty and one-for-one hundred and fifty (the “Reverse Split”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion and, at the same time. The Board is now asking you to approve this Reverse Split Proposal.

If approved, the Reverse Split will be effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation, in substantially the form attached to this proxy statement as Annex A (the “Reverse Split Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in obtaining approval for the Reverse Split would be to increase the stock price of our Common Stock sufficiently above the $1.00 minimum bid price requirement for continued listing on the Nasdaq Global Market if necessary in the future. Additionally, we received notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the closing bid price for the Common Stock had fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1). Nasdaq’s notice has no immediate effect on the listing of the Company’s Common Stock on the Nasdaq Global Market. However, if we are unable to resolve the situation to allow for continued listing on the Nasdaq Global Market, this may result in a de-listing of our Common Stock.

In addition, the effect of the Reverse Split will be to increase the number of authorized but unissued shares of Common Stock of the Company since the proposed Reverse Split will only effect the outstanding shares of Common Stock and the date of the Reverse Split and will have no impact on the number of authorized shares that the Company is permitted to issue pursuant to the Amended and Restated Certificate of Incorporation. The Board, in its sole discretion, may elect to abandon the Reverse Split in its entirety at any time.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not otherwise be affected by the Reverse Split.

The table below sets forth the number of shares of our Common Stock and warrants outstanding before and approximate number of shares and warrants outstanding after the Reverse Split based on 75,200,131 shares of our Common Stock and 105,282,478 warrants outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a One- for- Fifty Reverse Split	Assuming a One- for- Seventy Five Reverse Split	Assuming a One- for- One Hundred Reverse Split	Assuming a One- for- One Hundred and Twenty Five Reverse Split	Assuming a One- for- One Hundred and Fifty Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	75,200,131	1,504,002	1,002,668	752,001	601,601	501,334
Aggregate Number of Warrants Outstanding (Each Exercisable for One Share of Common Stock following the Reverse Split)*	105,282,478	2,105,649	1,403,766	1,052,824	842,259	701,883

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*        The number of warrants does not take into account the reset provision in the Bridge Warrants following a Reverse Split.

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing

The Board’s primary objective in proposing a potential Reverse Split is to raise the per share trading price of our Common Stock. Our Common Stock currently trades on Nasdaq under the symbol “ZCAR.” In order to maintain our listing on Nasdaq, we may be required to effect the Reverse Split so that our listed shares maintain a minimum bid price per share of at least $1.00. The closing trading price on July 29, 2024 was $0.1388.

On May 6, 2024, the Company received written notice from the Nasdaq Listing Qualifications Staff notifying the Company that, because the closing bid price for the Common Stock has fallen below $1.00 per share for 33 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1). Nasdaq’s notice has no immediate effect on the listing of the Company’s Common Stock on the Nasdaq Global Market. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until November 4, 2024, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s Common Stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to November 4, 2024.

In addition, the Reverse Split would increase the availability of such shares, which could then be issued upon conversion or exercise of our outstanding convertible securities, including the Bridge Warrants, for grants under our currently effective equity incentive plan, or otherwise.

Our Board has concluded that the liquidity and marketability of our Common Stock will be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors will view an investment in our Common Stock more favorably if our Common Stock remains listed on Nasdaq.

Our Board also believes that the Reverse Split and any resulting increase in the per share price of our Common Stock will enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to a factor of one hundred. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock proportionately based on the Reverse Split ratio, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Reverse Split Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Reverse Split Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Reverse Split Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our Common Stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Reverse Split Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,000 shares of our Common Stock, you would hold 50 shares of our Common Stock following the Reverse Split if the ratio is one-for-fifty or you would hold 10 shares of our Common Stock if the ratio is one-for-one hundred.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares of Common Stock so that we are not obligated to issue cash in lieu of any fractional shares that such Common Stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or exercise or conversion of other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our Common Stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our Common Stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not intend to issue fractional shares of Common Stock in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 613 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Anti-Takeover and Dilutive Effects

The authorized Common Stock and preferred stock will not be diluted as a result of the Reverse Split. The Common Stock and preferred stock that are authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Reverse Split Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Text of Proposed Reverse Split Amendment; Effectiveness

The text of the proposed Reverse Split Amendment is set forth in substantially final form in Annex A to this proxy statement. If and when effected by our Board, the Reverse Split Amendment will become effective upon its filing with the Secretary of State of Delaware.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Reverse Split Proposal. Abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

PROPOSAL 3

THE BRIDGE WARRANTS PROPOSAL

Introduction

On June 18, 2024, the Company entered into a securities purchase agreement (“Securities Purchase Agreement”) with certain institutional accredited investors pursuant to which the Company issued and sold an aggregate of $3,600,000 in principal amount of notes (the “Notes”) and Bridge Warrants to purchase up to an aggregate of 52,966,102 shares of Common Stock for gross proceeds of $3,000,000. The closing occurred on June 20, 2024 (the “Bridge Financing Closing Date”).

The Bridge Warrants are each exercisable for one share of Common Stock at an initial exercise price of $0.1416 per share. The Bridge Warrants may be exercised at any time on or after the later of (i) the six month anniversary of the issuance date or (ii) the date that the Company obtains stockholder approval and expiring at 5:00 p.m. (New York City time) on the five year anniversary of the date that of the last to occur of (a) the Resale Effective Date (as hereinafter defined) and (b) the date that stockholder approval is obtained.

Pursuant to the terms of the Bridge Warrants, the Company is required to hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practicable date after the issuance date, but in no event later than one hundred (100) days after the Bridge Financing Closing Date for the purpose of obtaining stockholder approval for the exercisability of the Bridge Warrants and for certain of the provisions included therein, including, the “alternative cashless exercise” provision and adjustments to the exercise price and number of shares issuable upon exercise of the Bridge Warrant following a Dilutive Issuance (as defined herein) or Share Combination Event (as defined herein). The Company is required to file a proxy statement within fifteen (15) days following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and thereafter to use its best efforts to obtain stockholder approval. In the event stockholder approval does not occur, the Company will be required to hold additional meetings at least one time every three (3) months until the earlier of the date stockholder approval is obtained or the Bridge Warrants are no longer outstanding. In the event that the Company is unable to obtain stockholder approval, the Bridge Warrants will not be exercisable and therefore will have no value.

The Bridge Warrants contain a standard cashless exercise provision permitting the holder to exercise the Bridge Warrant on a cashless basis if the market price of the Common Stock at the time of exercise is in excess of the exercise price of the Bridge Warrants and there is not an effective resale registration statement available for the resale of the Bridge Warrants. Additionally, the Bridge Warrants contain an “alternative cashless exercise” provision which gives each Bridge Warrant holder the right to exchange the Bridge Warrant on a one-for-one basis for shares of Common Stock at any time that the Bridge Warrant is exercisable without any cash payment and without regard to the then market price of the Common Stock or exercise price of the Bridge Warrant.

In addition, the Bridge Warrants include a provision that resets the Bridge Warrant exercise price with a proportionate adjustment to the number of shares underlying the Bridge Warrant in the event of a reverse split of the Common Stock at any time between the issuance date and the three year anniversary of the issuance date (a “Share Combination Event”). In the event of a Share Combination Event, the exercise price of the Bridge Warrants will be reset to a price equal to the lesser of (i) the then exercise price and (ii) the lowest VWAP during the period commencing five trading days immediately after the date the Company effects a reverse stock split, subject to a floor price of $0.1416 (which is the “Minimum Price” under Nasdaq rules) prior to receipt of stockholder approval or $0.02832 following receipt of stockholder approval (in each case, adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction, the “Floor Price”). Additionally, and the number of Bridge Warrant shares issuable upon exercise of the Bridge Warrants shall be increased such that the aggregate exercise price, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the issuance date (adjusted for any Bridge Warrants exercised or sold by the holder prior to such Share Combination Event Date) for the Bridge Warrant Shares then outstanding.

The Bridge Warrants are also subject to full ratchet anti-dilution protection for any issuances of Company securities (other than certain excluded issuances) at a price or effective price (as determined in accordance with the terms of the Bridge Warrants, the “Dilutive Issuance Price”) that is less than the then current exercise price of the Bridge Warrants following the issuance date (a “Dilutive Issuance”). In the event of a Dilutive Issuance, the exercise price of the Bridge Warrants will be reduced to the lower of the Dilutive Issuance Price and the lowest VWAP during the five consecutive trading days commencing after the date of the Dilutive Issuance, in each case, subject to the Floor Price and the number of shares issuable upon exercise of the Bridge Warrants shall be proportionately adjusted such that the aggregate exercise price of the Bridge Warrants on the Bridge Warrant issuance date for the Bridge Warrant shares then outstanding shall remain unchanged.

The Bridge Warrants are also subject to customary adjustments for stock dividends, stock splits, distributions and the like. If a fundamental transaction occurs, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the Bridge Warrants with the same effect as if such successor entity had been named in the Bridge Warrant itself. If holders of Common Stock are given a choice as to the securities, cash or property to be received in a fundamental transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Bridge Warrants following such fundamental transaction. Notwithstanding anything to the contrary, in the event of a fundamental transaction, the holder will have the right to require the Company or a successor entity to repurchase its warrants at the Black Scholes value by paying the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock of the Company in connection with the fundamental transaction; provided, however, that if the fundamental transaction is not within the Company’s control, including not approved by the Board, then the holder shall only be entitled to receive the same type or form of consideration (and in the same proportion), at the Black Scholes value of the unexercised portion of its warrants, that is being offered and paid to the holders of the Common Stock in connection with the fundamental transaction.

A holder does not have the right to exercise any portion of the Bridge Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Bridge Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, provided that any increase in such percentage shall not be effective until 61 days following notice from the holder to us.

Pursuant to a registration rights agreement between the Company and the purchasers, the Company is also obligated to file a registration statement registering the resale of the shares underlying the Bridge Warrants within the earlier of (a) fifteen (15) days after the filing of the Company’s Annual Report on Form 10-K for fiscal year ended March 31, 2024 and (b) forty-five (45) days after the Bridge Financing Closing Date. The Company is required to ensure that the initial registration statement is effective within 45 calendar days of the filing date (up to 75 days if the U.S. Securities and Exchange Commission (the “SEC”) conducts a full review) (the effective date of such registration statement, the “Resale Effective Date”).

In connection with the Offering, the Company retained Aegis to act as the placement agent. For acting as the placement agent, the Company agreed to pay the Aegis, subject to certain exceptions: (i) a cash fee equal to ten percent (10%) of the aggregate gross proceeds raised by the Aegis in the offering, (ii) a non-accountable expense allowance of up to three percent (3%) of the aggregate gross proceeds raised by the Aegis in the offering, and (iii) five-year Bridge Warrants to purchase up to 2,118,644 shares of Common Stock at an exercise price of $0.1416 per share, in substantially the same form as the Bridge Warrants issued to the institutional accredited investors. The Company also agreed to pay a warrant solicitation fee of 5% of the proceeds received from the cash exercise of any Bridge Warrants and agreed to reimburse the expenses of the Aegis’ counsel up to $85,000. In addition to the foregoing fees, the Company has agreed to reimburse certain legal expenses of the Note holders and expects to pay certain cash fees and issue a warrant to purchase 741,526 shares of Common Stock to a registered broker dealer related to certain tail rights held by such registered broker dealer.

The foregoing description of the offering does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, Notes, Bridge Warrants, registration rights agreement and placement agency agreement, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1, Exhibit 10.3 and Exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on June 21, 2024.

Why the Company Needs Stockholder Approval

As described above, we agreed to seek stockholder approval in connection with the exercise of, and certain of the provisions included in, the Bridge Warrants. We are seeking stockholder approval in accordance with the terms of the Bridge Warrants to (i) permit the holders of the Bridge Warrants to exercise the Bridge Warrants, (ii) permit the holders of the Bridge Warrants to exercise the Bridge Warrants pursuant to the “alternative cashless exercise” provision, (iii) lower the Floor Price of the Bridge Warrants upon a Dilutive Issuance and a Share Combination Event and (iv) comply with applicable Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d). Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price that is less than the greater of book or market value of the stock if the number of shares of Common Stock to be issued is or may be equal to 20% or more of the Common Stock, or 20% or more of the voting power, outstanding before the issuance. Since the number of shares issuable upon exercise of the Bridge Warrants may be in excess of 20% and the provisions in the Bridge Warrants may cause even further dilution to stockholders of the Company following adjustments for Dilutive Issuances and Share Combination Events, the Company requires the stockholder approval described in the proxy statement to issue 20% or more of our outstanding Common Stock as calculated immediately prior to the date of issuance of the Bridge Warrants.

Effect of Proposal on Current Stockholders

If the Bridge Warrants Proposal is adopted, an aggregate of 55,084,746 shares of Common Stock, consisting of 52,966,102 shares issuable upon exercise of Bridge Warrants held by institutional investors and 2,118,644 shares issuable upon exercise of Bridge Warrants held by Aegis, would be issuable upon exercise of such warrants, representing up to approximately 73% of the shares of our Common Stock outstanding on the Record Date. As described herein, the number of shares issuable upon exercise of the Bridge Warrants can increase significantly upon any Dilutive Issuance or Share Combination Event, up to a maximum of 275,423,730 shares of Common Stock (based on an exercise price adjustment down to the floor price of $0.02832 and a corresponding adjustment to the number of shares exercisable under the Bridge Warrants), which consists of 264,830,510 shares issuable upon exercise of Bridge Warrants held by institutional investors and 10,593,220 shares issuable upon exercise of Bridge Warrants held by Aegis. Further, the Company does not expect to receive cash proceeds from the exercise of the Bridge Warrants as a result of the “alternative cashless exercise” provision.

Accordingly, the issuance of such shares will result in significant dilution to our stockholders, and will substantially reduce our stockholders’ percentage interest in the voting power of the Company. In addition, the sale or any resale of the shares of Common Stock underlying the Bridge Warrants could cause the market price of our Common Stock to decline further.

Consequence of a Failure to Provide Stockholder Approval

If our stockholders do not approve the Bridge Warrants Proposal, the Bridge Warrants will not be exercisable. However, the Company will thereafter be required to hold additional meetings at least one time every three (3) months until the earlier of the date stockholder approval is obtained or the Bridge Warrants are no longer outstanding. Additionally, it may be difficult for the Company to raise additional capital if stockholder approval is not obtained.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Notwithstanding the foregoing, to the extent a holder of Common Stock as of the Record Date is also a holder of the Bridge Warrants, such holder cannot vote on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE BRIDGE WARRANTS PROPOSAL.

PROPOSAL 4

THE AUDITOR RATIFICATION PROPOSAL

Appointment of Independent Registered Public Accounting Firm

The Audit Committee appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations.

Marcum LLP (“Marcum”) served as the independent registered public accounting firm of the Company, Innovative International Acquisition Corporation (“IOAC”), prior to the Business Combination (as defined below). For the fiscal year ended March 31, 2024, Grant Thornton, served as our independent registered public accounting firm. On December 28, 2023, as contemplated by that certain Agreement and Plan of Merger and Reorganization, dated as of October 13, 2022, as amended on December 29, 2023, by and among IOAC, Zoomcar, Inc., Innovative International Merger Sub, Inc., and Greg Moran, solely in the capacity as the representative of the Zoomcar, Inc. stockholders (the “Merger Agreement”), IOAC merged with Zoomcar, Inc., resulting in Zoomcar Holdings, Inc (the “Business Combination”). Accordingly, Grant Thornton, which has been Zoomcar, Inc.’s auditor since 2021, assumed the role of independent registered public accounting firm for the combined company.

Neither the Auditor nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2025, subject to the completion of Grant Thornton’s client acceptance procedures and execution of an engagement letter. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to reconsider its appointment.

A representative of Grant Thornton is not expected to attend the Annual Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

Audit, Audit-Related and All Other Fees

The following is a summary of fees paid or to be paid to Marcum for services rendered.

(a)    Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2022 and for the period from March 22, 2021 (inception) through December 31, 2021 totaled $144,500 and $99,910, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

(b)    Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2022 and for the period from March 22, 2021 (inception) through December 31, 2021.

The table below sets forth the aggregate fees billed to the Company by Grant Thornton for services rendered in the fiscal year ended March 31, 2024.

March 31, 2024
Audit fees	$714,965
Audit-related fees	—
Tax fees	—
All other fees
Total	$714,965

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton in connection with regulatory filings

Audit Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Consists of fees for professional services for domestic and international tax advisory and compliance services.

All Other Fees

Consists of fees for permitted products and services other than those that meet the criteria above.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Grant Thornton.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our Business Combination. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended March 31, 2024 with both management and Grant Thornton, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended March 31, 2024 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Grant Thornton, Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

Submitted by the Audit Committee of the Board of Directors

Evelyn D’An (Chair of the Audit Committee)
John Clarke
Madan Menon

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING March 31, 2025.

CORPORATE GOVERNANCE INFORMATION

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position
Executive Officers
Hiroshi Nishijima	47	Chief Operating Officer and Acting Chief Executive Officer
Sachin Gupta	37	Interim Chief Financial Officer
Non-Employee Directors
Mohan Ananda	77	Class II Director and Chairman
Madan Menon	43	Class II Director
Evelyn D’An	61	Class III Director
Swatick Majumdar	59	Class I Director
John Clarke	61	Class I Director
Mark Bailey	62	Class III Director
Greg Moran	38	Class III Director

To the best of the Company’s knowledge, there are no other arrangements or understandings currently existing between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers.

To the Company’s knowledge, there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board of Directors and Corporate Governance

Composition of the Board of Directors

Our business and affairs are organized under the direction of the Board, which consists of seven (7) members. Mohan Ananda serves as Chairman of the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counselling and direction to our management. The Board meets on a regular basis and additionally as required.

In accordance with the terms of the Amended and Restated Certificate of Incorporation, the Board is divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term, except that the Class I directors are appointed to an initial one-year term (and three-year terms subsequently), the Class II directors are appointed to an initial two-year term (and three-year terms subsequently) and the Class III directors are appointed to an initial three-year term (and three-year terms subsequently). There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

The Board is divided into the following classes:

•        Class I, which consists of Swatick Majumdar and John Clarke, whose term will expire at our first annual meeting of stockholders to be held after the completion of the Business Combination;

•        Class II, which consists of Mohan Ananda and Madan Menon, whose terms will expire at our second annual meeting of stockholders to be held after the completion of the Business Combination; and

•        Class III, which consists of Greg Moran, Mark Bailey and Evelyn D’An, whose term will expire at our third annual meeting of stockholders to be held after the completion of the Business Combination.

At the Annual Meeting, the directors whose terms then expire will be up for re-election to serve from the time of election and qualification until the third annual meeting following their re-election and until their successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in our control or management.

Director Independence

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that each of Evelyn D’An, Madan Menon, Swatick Majumdar, John Clarke and Mark Bailey are independent directors under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. In making these determinations, the Board considered the current and prior relationships that each non-employee director had with Zoomcar and has with the Company and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our common stock by each non-employee director, and the transactions involving them described in the section entitled “Certain Relationships and Related Transactions, and Director Independence.”

Committees of the Board of Directors

The standing committees of Company’s Board consists of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of the Board are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Evelyn D’An, John Clarke and Madan Menon, each of whom is an independent director and is “financially literate” as defined under the Nasdaq listing standards. Ms. D’An will initially serve as chair of the Audit Committee. The Company’s Board has determined that Ms. D’An qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee Zoomcar’s independent registered public accounting firm. Specific responsibilities of the Audit Committee include:

•        helping the Board oversee corporate accounting and financial reporting processes;

•        managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing related person transactions; obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•        approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Please see the section entitled “Audit Committee Report” for further matters related to the Audit Committee.

Compensation Committee

The Company’s Compensation Committee consists of Evelyn D’An, Madan Menon and Mark Bailey, each of whom is an independent director under Nasdaq’s listing standards, and Mr. Menon serves as chair of the Compensation Committee.

The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Compensation Committee include:

•        reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;

•        reviewing and recommending to the board of directors the compensation of directors;

•        administering the equity incentive plans and other benefit programs;

•        reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•        reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee consists of Madan Menon and Swatick Majumdar, who is an independent director under Nasdaq’s listing standards, Mr. Majumdar serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, shareholders, investment bankers and others.

The guidelines for selecting nominees, including nominees who will permit the Continuing Company to comply with applicable states and Nasdaq diversity standards, are specified in the Nominating and Corporate Governance Committee Charter.

Specific responsibilities of the nominating and corporate governance committee include:

•        identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on the board of directors;

•        considering and making recommendations to the board of directors regarding the composition and chairmanship of the committees of the Board;

•        developing and making recommendations to the Board regarding corporate governance guidelines and matters, including in relation to corporate social responsibility; and

•        overseeing periodic evaluations of the performance of the Board, including its individual directors and committees.

Attendance

There were 8 meetings held prior to close of the Business Combination Agreement, exclusive of action by unanimous written consent, of the Board held during the fiscal year ended March 31, 2024. Each of our directors attended all of the meetings of the Board held during such fiscal year while such director was a member of the Board, other than Mr. Graham Gullans and Mr. David Ishag who attended 6 meetings and 7 meetings, respectively.

There were 9 meetings held post-closing of the Business Combination Agreement, exclusive of action by unanimous written consent, of the Board held during the fiscal year ended March 31, 2024. Each of our directors attended all of the meetings of the Board held during such fiscal year while such director was a member of the Board, other than Ms. Evelyn D’An who attended 8 meetings.

There were four meetings, exclusive of action by unanimous written consent, of the Audit Committee held during the fiscal year ended March 31, 2024. Each of the committee members, other than Graham Gullans, attended all of the meetings of the Audit Committee held during such fiscal year while such committee member served on the Audit Committee.

There were zero meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during the fiscal year ended March 31, 2024.

There were zero meetings, exclusive of action by unanimous written consent, of the Nominating and Corporate Governance Committee held during the fiscal year ended March 31, 2024.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving on the Company’s Board. See the section titled “Certain Relationships and Related Transactions, and Director Independence” for information about related party transactions involving members of our Compensation Committee or their affiliates.

Code of Ethics

We have adopted a have a code of ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics is available on our website, www.zoomcar.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code. The reference to the Zoomcar website address does not constitute incorporation by reference of the information contained at or available through Zoomcar’s website, and you should not consider it to be a part of this annual report. A current copy of our code of ethics is also available on the SEC’s website at http://www.sec.gov.

Trading Policies

On December 29, 2023, we adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On December 29, 2023 our Board of Directors approved the adoption of the Executive Compensation Clawback Policy (the “Clawback Policy”), with an effective date of December 29, 2023, in order to comply with the final clawback rules adopted by the SEC under Rule 10D-1 under the Exchange Act (the “Rule”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in the Rule (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the fiscal year ended March 31, 2024, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except as set forth below:

David Ishag (former director), Evelyn D’An, Geiv Dubash (former CFO), Graham Gullans (former director), Hiroshi Nishijima, Greg Moran (former CEO), and Adarsh Menon (former President) each filed a late Form 3. Swatick Majumdar, Graham Gullans, Greg Moran (former CEO), and David Ishag (former director) each filed a late Form 4.

Board Diversity Matrix

Board Diversity Matrix (as of July 29, 2024)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (7 total)	6	1

Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black
Alaskan Native or American Indian
Asian	3
Hispanic, Latino or Latina		1
Native Hawaiian or Pacific Islander
White*	3
Two or More Races or Ethnicities
LGBTQ+
Undisclosed

Executive Compensation

We qualify as an “emerging growth company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. In accordance with those rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. Further, our reporting obligations extend only to our “named executive officers,” who are the individuals who served as Zoomcar’s principal executive officer and Zoomcar’s next two other most highly compensated officers at the fiscal year ended March 31, 2024, the most recently completed fiscal year as of our first public filing. Our named executive officers as of March 31, 2024 were:

Name	Principal Position
Greg Moran	Chief Executive Officer
Geiv Dubash	Chief Financial Officer
Hiroshi Nishijima	Chief Operating Officer

On June 20, 2024, Greg Moran, the Company’s Chief Executive Officer, was terminated from his role. Pursuant to Mr. Moran’s employment agreement, Mr. Moran is required to resign from the Board as a result of such termination. Following such termination, effective June 20, 2024, the Board appointed Hiroshi Nishijima, the Company’s Chief Operating Officer, as interim Chief Executive Officer. Mr. Dubash resigned as Chief Financial Officer effective April 12, 2024. Mr. Sachin Gupta is currently serving as our interim Chief Financial Officer.

Summary Compensation Table

The following table summarizes the compensation awarded to, earned by, or paid to Zoomcar’s named executive officers for the fiscal year ended March 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Option Awards ($)(2)	Non- Equity Incentive Plan Award ($)(3)	All Other Compensation ($)(4)		Total ($)
Greg Moran	2024	308,177	100,000		97,685	15,795	74,207	(5)	595,864
Chief Executive Officer	2023	292,600	—			15,400	43,729	(5)	351,729
Geiv Dubash	2024	255,968	30,202			14,496	42,623	(7)	343,289
Chief Financial Officer(6)	2023	253,333	—			13,333	20,357	(7)	287,023
Hiroshi Nishijima(8)	2024	302,724	78,399	(9)		17,189	52,903	(10)	451,215
Chief Operating Officer	2023	265,643	40,000	(9)		7,935	20,768	(10)	334,346

____________

(1)      The amounts in this column reflect the base salary actually paid to each named executive officer for the fiscal year ended March 31, 2024 and 2023, which is paid in Indian Rupees and reported above based on a rate of 82.78 Indian Rupees to $1 and 82.11 Indian Rupees to $1 respectively.

(2)      The number in this column represent the grant date fair value of 17,048 stock option awards granted under the 2012 Equity Plan to each named executive officer which the Company has assumed under the 2023 Incentive Plan and is currently outstanding at the end of fiscal year ended March 31, 2024, computed in accordance with the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718. See Note 30 of the audited consolidated financial statements included elsewhere in this 10-K for a discussion of the relevant assumptions used in calculating this amount. These amounts do not reflect the actual economic value that may be realized by our named executive officers.

(3)      The amounts in this column represent the amount of variable pay earned by each named executive officer in respect of the fiscal year ended March 31, 2024, which is paid in Indian Rupees and reported above based on a rate of 82.78 Indian Rupees to $1.

(4)      All Other Compensation amounts reported for each named executive officer were paid in Indian Rupees and are reported above based on a rate of 82.78 Indian Rupees to $1.

(5)      On behalf of Mr. Moran, Zoomcar made $53,856 and $23,512 in contributions to India’s Provident Fund, a defined contribution plan, for the fiscal year ended March 31, 2024 and 2023 respectively. Zoomcar paid $20,351 and $20,216 for a corporate apartment utilized by Mr. Moran during the fiscal year ended March 31, 2024 and 2023 respectively.

(6)      On April 4, 2024, the Company and Mr. Dubash agreed to a mutual separation of employment, effective April 12, 2024. Mr. Dubash’s departure was not in connection with any disagreements with the Company.

(7)      On behalf of Mr. Dubash, Zoomcar made $42,623 and $20,357 in contributions to India’s Provident Fund, a defined contribution plan, for the fiscal year ended March 31, 2024 and 2023 respectively.

(8)      Mr. Hiroshi Nishijima assumed responsibilities as Zoomcar’s Chief Operating Officer in May 2022. Pursuant to the COO employment agreement, Mr. Nishijima’s annual salary is $302,724 with an annual performance bonus opportunity of $17,189.

(9)      Mr. Nishijima received two short-term retention incentives totalling $78,399 in respect of the fiscal year ended March 31, 2024 and two short-term retention incentives totalling $40,000 in respect of the fiscal year ended March 31, 2023.

(10)    On behalf of Mr. Nishijima, Zoomcar made $52,903 and $20,768 in contributions to India’s Provident Fund, a defined contribution plan, for the fiscal year ended March 31, 2024 and 2023 respectively.

Narrative to Summary Compensation Table

Employment Agreements

For the fiscal year ended March 31, 2024, Zoomcar maintained employment agreements with its Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer.

Effective upon the closing of the Business Combination (the “Closing”), Zoomcar amended and restated the existing employment agreements with each of the Company’s CEO, CFO and COO. The amended and restated employment agreements governs the terms of continuing employment with Zoomcar India and also provide that each executive agrees to serve as an executive officer of the Company following the completion of the Business Combination without additional compensation. Below is a summary of the material updates to each of the amended and restated employment agreements.

Amended and Restated Agreement with Chief Executive Officer

The annual base salary for Mr. Moran was $332,500, plus an annual variable pay opportunity of up to $17,500. Mr. Moran was eligible for a one-time supplemental bonus of $100,000, payable six months following the amended and restated employment agreement becoming effective. Subject to the approval of the Compensation Committee of the Company’s Board and the terms of the amended and restated employment agreement, Mr. Moran’s amended and restated employment agreement provides for the grant of restricted stock units equal to 8% of the aggregate number of Common Stock issued and outstanding immediately after the Business Combination. The RSUs will vest over three years, with three-fourths of the RSUs vesting on the first anniversary of the Closing date, which was December 28, 2023 (the “Closing Date”), and the remaining one-fourth of the RSUs vesting monthly thereafter, subject to Mr. Moran’s continued service with the Company through each vesting date. As of the date hereof, no RSU’s have been granted under the Zoomcar Holdings, Inc. 2023 Equity Incentive Plan (the “Equity Incentive Plan”).

On June 20, 2024, Greg Moran, the Company’s Chief Executive Officer, was terminated from his role. Pursuant to Mr. Moran’s employment agreement, Mr. Moran is required to resign from the Board as a result of such termination. Following such termination, effective June 20, 2024, the Board appointed Hiroshi Nishijima, the Company’s Chief Operating Officer, as interim Chief Executive Officer.

Amended and Restated Agreement with Chief Financial Officer

The annual base salary for Mr. Dubash was $313,500, plus an annual variable pay opportunity of up to $16,500. Mr. Dubash was eligible for a one-time supplemental bonus of $30,000, payable shortly following the amended and restated employment agreement becoming effective. Subject to the approval of the Compensation Committee of the Company’s Board and the terms of the amended and restated employment agreement, Mr. Dubash’s amended and restated employment agreement provides for the grant of restricted stock units equal to 0.25% of the aggregate number of Common Stock issued and outstanding immediately after the Business Combination. The RSUs will vest over three years, with one-half of the RSUs vesting on the first anniversary of the Closing Date and the remaining one-half of the RSUs vesting monthly thereafter, subject to Mr. Dubash’s continued service with the Company through each vesting date. As of the date hereof, no RSU’s have been granted under the Equity Incentive Plan.

The amended and restated employment agreement specifies certain compensation following termination of employment, including severance payments of three months of Mr. Dubash’s last drawn salary if Mr. Dubash’s employment is terminated by the Company without “Cause” (as defined in the amended and restated employment agreement). In the event of an acquisition of the Company, if Mr. Dubash’s employment is terminated by the acquiring company within one year of the acquisition, Mr. Dubash would be eligible for severance payments of six months of his last drawn salary.

This agreement was terminated by mutual agreement effective April 12, 2024. Under the termination agreement Mr. Dubash willingly relinquished any and all RSUs granted to him under the employment agreement.

Amended and Restated Agreement with Chief Operating Officer

The annual base salary, annual variable pay opportunity, and supplemental bonus remains the same for Mr. Nishijima, as contracted in his May 2, 2022, employment agreement. Subject to the approval of the Compensation Committee of the Board, Mr. Nishijima will be granted restricted stock units equal to 0.25% of the aggregate number of Common Stock issued and outstanding immediately after the Business Combination. The RSUs will vest over three years, with one-half of the RSUs vesting on the first anniversary of the Closing Date and the remaining one-half of the RSUs vesting monthly thereafter, subject to Mr. Nishijima’s continued service with the Company’s through each vesting date. As of the date hereof, no RSU’s have been granted under the Equity Incentive Plan.

The employment agreement specifies certain compensation following termination of employment, including severance payments of four months of Mr. Nishijima’s last drawn salary if Mr. Nishijima’s employment is terminated by the Company without “Cause” (as defined in the employment agreement) or if his employment is terminated by the acquiring company within one year of an acquisition of the Company.

Following the termination of Mr. Greg Moran as the Company’s Chief Executive Officer, effective June 20, 2024, the Board appointed Hiroshi Nishijima, the Company’s Chief Operating Officer, as interim Chief Executive Officer.

Equity-Based Compensation

2012 Equity Plan

In 2012, the Zoomcar, Inc. Board adopted, and Zoomcar, Inc.’s stockholders approved, the Zoomcar, Inc. 2012 Equity Incentive Plan (the “2012 Equity Plan”). Each of the named executive officers hold stock options under the 2012 Equity Plan, as described below.

As the 2023 Equity Incentive Plan was approved by the Company’s stockholders and adopted by the Board, the 2012 Equity Plan was terminated and no further awards will be granted under it.

2023 Equity Incentive Plan

The following is a summary of the material features of the Equity Incentive Plan, which was adopted by the Company’s stockholders in January 2024.

Purpose

The purpose of the Equity Incentive Plan is to enhance the ability of Zoomcar to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees, and consultants with those of stockholders by giving directors, employees and providing a means of recognizing their contributions to Zoomcar’s success. The Board believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.

Eligibility

Persons eligible to participate in the Equity Incentive Plan will be officers, employees, non-employee directors, and consultants of Zoomcar and its subsidiaries as selected from time to time by the plan administrator in its discretion, including prospective officers, employees, non-employee directors and consultants. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with Zoomcar.

Administration

The Equity Incentive Plan will be administered by the Compensation Committee of the Board, the Board, or such other similar committee pursuant to the terms of the Equity Incentive Plan. The plan administrator, which initially will be the Compensation Committee of the Board, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Equity Incentive Plan. The plan administrator may delegate to one or more officers of Zoomcar, the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Share Reserve

The number of shares of Common Stock that may be issued under the Equity Incentive Plan is equal to 15% of the aggregate number of shares of Common Stock issued and outstanding immediately after the Business Combination. All of the shares initially available under the Equity Incentive Plan may be issued upon the exercise of incentive stock options.

The number of shares available for issuance under the Equity Incentive Plan also will include an automatic annual increase, or the evergreen feature, on the first day of each calendar year, beginning January 1, 2024 and ceasing as described below, equal to the lesser of:

•        a number of shares of Common Stock equal to 3% of the aggregate number of shares of Common Stock issued and outstanding as of December 31 of the immediately preceding calendar year; or

•        such number of shares of Common Stock as the plan administrator may determine.

Shares issuable under the Equity Incentive Plan may be authorized, but unissued, or reacquired shares of Common Stock.

Shares underlying any awards under the Equity Incentive Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the Equity Incentive Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares that may be issued as incentive stock options.

Annual Limitation on Awards to Non-Employee Directors

The Equity Incentive Plan contains a limitation whereby the value of all awards under the Equity Incentive Plan and all other cash compensation paid by Zoomcar to any non-employee director may not exceed $750,000 for the first calendar year a non-employee director is initially appointed to the Board, and $500,000 in any other calendar year.

Types of Awards

The Equity Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other-stock based awards (collectively, “awards”). Unless otherwise set forth in an individual award agreement, each award shall vest over a four (4) year period, with one-quarter (1/4) of the award vesting on the first annual anniversary of the date of grant, with the remainder of the award vesting monthly thereafter.

Stock Options.    The Equity Incentive Plan permits the granting of both options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the Equity Incentive Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Zoomcar and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the Equity Incentive Plan.

The exercise price of each option will be determined by the plan administrator. The exercise price for an incentive stock option may not be less than 100% of the fair market value of the common stock of Zoomcar on the date of grant or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten (10) years from the date of grant (or five years for an incentive stock option granted to a 10% stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of any option, the exercise price must be paid in full either in cash, check or, with approval of the plan administrator, by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights.    The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Common Stock, or cash, equal to the value of the appreciation in Zoomcar’s stock price over the exercise price, as set by the plan administrator. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock.    A restricted stock award is an award of shares of Common Stock that vests in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units.    Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with Zoomcar or its subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in shares of Common Stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the Equity Incentive Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of Common Stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, shares of Common Stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the restricted stock units to which they are payable.

Other Stock-Based Awards.    Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Equity Incentive Plan and/or cash awards made outside of the Equity Incentive Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Prohibition on Repricing

Except for an adjustment pursuant to the terms of the Equity Incentive Plan or a repricing approved by shareholders, in no case may the plan administrator (i) amend an outstanding stock option or stock appreciation right to reduce the exercise price of the award, (ii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original award.

Tax Withholding

Participants in the Equity Incentive Plan are responsible for the payment of any federal, state, or local taxes that Zoomcar or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of Zoomcar or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares of Common Stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of Zoomcar or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to Zoomcar or its subsidiaries in an amount that would satisfy the withholding amount due.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting shares of Common Stock, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the Equity Incentive Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of shares of Common Stock covered by outstanding awards made under the Equity Incentive Plan.

Change in Control

In the event of any proposed change in control (as defined in the Equity Incentive Plan), the plan administrator will take any action as it deems appropriate, which action may include, without limitation, the following: (i) the continuation of any award, if Zoomcar is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards; (iv) accelerated vesting of the award, with all performance objectives and other vesting criteria deemed achieved at targeted levels, and a limited period during which to exercise the award prior to closing of the change in control, or (v) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise price). Unless determined otherwise by the plan administrator, in the event that the successor corporation refuses to assume or substitute for the award, a participant shall fully vest in and have the right to exercise the award as to all of the shares of Common Stock, including those as to which it would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability of Awards

Unless determined otherwise by the plan administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant. If the plan administrator makes an award transferable, such award will contain such additional terms and conditions as the plan administrator deems appropriate.

Term

The Equity Incentive Plan became effective upon adoption by the Board and, unless terminated earlier, the Equity Incentive Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

The Board may amend or terminate the Equity Incentive Plan at any time. Any such termination will not affect outstanding awards. No amendment, alteration, suspension, or termination of the Equity Incentive Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and Zoomcar. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares available for issuance under the Equity Incentive Plan and (ii) to change the persons or class of persons eligible to receive awards under the Equity Incentive Plan.

Form S-8

Zoomcar intends to file with the SEC a registration statement on Form S-8 covering the shares of Common Stock issuable under the Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End Table

Only Greg Moran holds 17,048 options. Each equity award was granted subject to the terms of the 2012 Equity Plan which was assumed by the company under the Equity Incentive Plan.

Non-Employee Director Compensation Table

The following table presents the total compensation earned and paid to non-employee members (“Directors”) of the Board for the fiscal year beginning April 1, 2023, and ended March 31, 2024. Mr. Greg Moran, our former Chief Executive Officer, did not receive any compensation for his service as a member of the Board during any period presented. Mr. Moran’s compensation for service as an employee is presented above under the heading “Summary Compensation Table.” In addition to the compensation outlined below, we reimburse Directors for reasonable travel expenses and out-of-pocket costs incurred in attending meetings of the Board or events attended on behalf of Zoomcar.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Uri Levine, Chairman(1)	29.500	—	29.500
David Ishag(2)	45,000	—	45,000
Graham Gullans(3)	100,000	—	100,000
Mohan Ananda	22,500	—	22,500
Madan Menon	24,750	—	24,750
Evelyn D’An	97,752	—	97,752
Swatick Majumdar	64,634	—	64,634
Lisbeth McNabb(4)	—	—	—

____________

(1)      Mr. Levine was a director of Zoomcar, Inc., the Company’s predecessor, until his resignation in July 2023.

(2)      Mr. Ishag resigned from the Board effective January 30, 2024.

(3)      Mr. Gullans resigned from the Board effective June 18, 2024

(4)      Ms. McNabb was a director of Zoomcar, Inc. until her resignation effective April 18, 2023.

Director Compensation Policy

The Board approved a non-employee director compensation policy that became effective as of the Closing of the Business Combination. Under this policy, Zoomcar will pay non-employee directors a cash retainer for service on the Board and for service on each committee of which the director is a member. The chair of each committee will receive higher retainers for such service. These fees are expected to be payable in arrears in four equal quarterly instalments on the last day of each calendar quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on the Board and no fee will be payable in respect of any period prior to the completion of the Business Combination.

In addition, under the new director compensation policy, following the effective date of a Registration Statement on Form S-8, each non-employee director will receive an initial equity award under the Incentive Plan in the form of RSUs with a value of $300,000 or, in the case of the Chairman of the Board, $400,000. Further, following the effective date of a Registration Statement on Form S-8, it is expected that on the date of the annual meeting of stockholders, each non-employee director then serving on the Board who has not received an initial equity award in the 12-month period preceding the date of the annual meeting, will receive an annual equity award under the Incentive Plan in the form of RSUs with a value of $100,000.

Each initial equity award and annual equity award is expected to vest over a three-year period, with one-third to vest on the first anniversary of the grant date and then quarterly thereafter (provided that any initial equity award granted to a non-employee director of Zoomcar as of immediately following the Closing is expected to vest on the first anniversary of the Closing). In each case, vesting is subject to the non-employee director’s service as a director through the vesting date. Each initial equity award and annual equity award is also expected to accelerate in full upon a change in control of Zoomcar.

Non- Employee Director Fees
Annual Board Cash Retainer	$75,000
Additional Retainer for Chairman of the Board	$15,000
Retainers for Committee Members
• Audit	$10,000
• Compensation	$6,000
• Nominating and Corporate Governance	$4,000
Additional Retainers for Committee Chairs
• Audit	$10,000
• Compensation	$6,000
• Nominating and Corporate Governance	$4,000
Initial Equity Award	$300,000
Additional Initial Equity Award for Chairman of the Board	$100,000
Annual Equity Award	$100,000

Zoomcar will also reimburse non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee of the Board on which they serve.

Security Ownership of Certain Beneficial Owner and Management and Related Stockholder Matters

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s Common Stock as of July 29, 2024 by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock;

•        each of the Company’s named executive officers and directors; and

•        all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days. The percentage of beneficial ownership is based on 75,200,131 shares of Common Stock issued and outstanding as of July 29, 2024; provided, that, the information below excludes the shares of Common Stock reserved for future awards under the Equity Incentive Plan.

In accordance with SEC rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after July 29, 2024 are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Beneficial Ownership Table

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock	%
Directors and Executive Officers
Gregory Moran(2)	227,543	*
Hiroshi Nishijima	—	—
Sachin Gupta	—	—
Mohan Ananda(3)	7,008,172	9.3%
Madan Menon	162,500	*
Evelyn D’An	—	—
Swatick Majumdar(4)	90,733	*
Mark Bailey(5)	4,001,754	5.1%
John Clarke(6)	65,672	*
All directors and executive officers as a group (9 individuals)	11,556,374	14.8%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is Anjaneya Techno Park, No. 147, 1st Floor, Kodihalli, Bangalore, India.

(2)      Includes 17,048 shares of Common Stock issuable upon exercise of stock options.

(3)      Includes 2,738,172 shares of Common Stock held by Ananda Small Business Trust. Mohan Ananda is the trustee of Ananda Small Business Trust (“Ananda Trust”) and as such, may be deemed to have beneficial ownership of the securities held directly by Ananda Trust.

(4)      Includes 90,733 shares of Common Stock issuable upon exercise of outstanding warrants to purchase Common Stock.

(5)      Includes 2,664,740 shares of Common Stock issuable upon exercise of outstanding warrants to purchase Common Stock.

(6)      Represents 65,672 shares of Common Stock issuable upon exercise of outstanding warrants to purchase Common Stock.

Securities Authorized for Issuance under Equity Compensation Plans

The following information is as of March 31, 2024 under the Equity Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of granted restricted stock unit awards outstanding	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	20,432	$5.73	—	17,884,391
Equity compensation plans not approved by security holders	—	—	—	—
	20,432	$5.73	—	17,884,391

____________

(1)      The Company adopted the Equity Incentive Plan in connection with the Business Combination. As of the date hereof, the Board has not granted any awards under the Equity Incentive Plan.

(2)      In connection with the Business Combination, the Company assumed options to purchase 20,432 shares from the 2012 Equity Plan with the remaining options being cancelled, other than options to purchase 2,841 shares which were neither assumed nor cancelled and remain the subject of a litigation.

Changes in Control

The Company knows of no arrangements resulting in a change in control of the Company. No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

Certain Relationships and Related Transactions, and Director Independence

The following is a description of each transaction since April 1, 2023 and each currently proposed transaction in which:

•        The Company has been or is to be a participant;

•        the amount involved exceeded or exceeds the lesser of (a) $120,000 or (b) one percent of the average of the Company’s total assets at year-end for the fiscal years ended March 31, 2024 and 2023; and

•        any of the Company’s directors, executive officers or holders of more than 5% of its capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Pre-Closing Related Party Transactions

IOAC

On May 10, 2023, IOAC issued an unsecured promissory note (the “May 2023 Note”) in the amount of up to $500,000 to IOAC’s sponsor, Innovative International Sponsor I LLC, a Delaware limited liability company (the “Sponsor”). The May 2023 Note bears no interest, and the principal balance is payable on the date of the consummation of the Company’s initial business combination. The May 2023 Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the note and all other sums payable with regard to the note becoming immediately due and payable.

On July 20, 2023, IOAC issued an unsecured promissory note (the “Second Extension Note”) in the aggregate principal amount of up to $180,000 to the Sponsor pursuant to which the Sponsor agreed to provide IOAC with equal instalments of the payment in connection with the second extension of the date by which IOAC must consummate its initial business combination, or $90,000, to be deposited into the trust account of IOAC (“Trust Account”) for the first two months in which the date by which IOAC must consummate its initial business combination is extended past July 29, 2023.

On August 18, 2023, IOAC issued a promissory note (the “August 2023 Note”), in the amount of up to $500,000 to the Sponsor. The August 2023 Note bears no interest, and it is non-convertible. The principal balance is payable on the date of the consummation of IOAC’s initial business combination.

On October 3, 2023, IOAC issued a promissory note in favor of the Sponsor (the “October 2023 Note”) in the principal amount of up to $90,000 for expenses accrued in connection with the extension of the date by which IOAC must consummate its initial business combination from September 29, 2023 to October 29, 2023. The October 2023 Note is non-convertible and bears no interest, and the principal balance is payable by the Company on the date on which the Company consummates an initial business combination.

On December 1, 2023, IOAC issued an unsecured promissory note (the “December 2023 Note”), in the amount of up to $200,000 to the Sponsor. The December 2023 Note is non-convertible and bears no interest, and the principal balance is payable by the Company on the date on which the Company consummates an initial business combination.

On December 18, 2023, IOAC issued (i) an unsecured convertible promissory note (the “New Ananda Trust Note”), the principal amount of $2,027,840, which is equal to the total amount owed to Ananda Trust under the unsecured promissory note dated September 7, 2022 issued by IOAC to the Sponsor, the unsecured promissory note dated January 3, 2023 issued by IOAC to Ananda Trust, the unsecured promissory note dated January 19, 2023 issued by IOAC to the Sponsor, May 2023 Note, Second Extension Note, August 2023 Note, October 2023 Note and December 2023 Note (collectively, the “Existing Notes”), and which bears no interest and the principal balance of the New Ananda Trust Note will be payable by the Company 90 days after the consummation of the Business Combination, or April 24, 2024 (the “Maturity Date”), and, on the Maturity Date, the holder of the New Ananda Trust Note may convert any amounts outstanding into shares of Common Stock, at a conversion price lower than the redemption price per public share in connection with the Business Combination; and (ii) unsecured promissory notes to certain passive investors of the Sponsor, the principal amounts of which are equal to the total amounts owed to such passive investors under the Existing Notes, with substantially the same terms of the Existing Notes issued to such passive investors (together with the New Ananda Trust Note, the “Replacement Notes”). The Replacement Notes replace the Existing Notes, which are considered satisfied and discharged in full, forever, and terminated and of no further effect. At the time of the Closing, an aggregate of $3,257,518 was outstanding under the Replacement Notes.

Ananda Trust Subscription Agreements

Simultaneously with the execution of the Merger Agreement, on October 13, 2022, Ananda Trust entered into a subscription agreement with IOAC (the “Ananda Trust Signing Subscription Agreement”) to subscribe for 1,000,000 newly issued shares of Common Stock at a purchase price of $10.00 per share, contingent upon the Closing. Furthermore, simultaneously with the signing of the Merger Agreement, Ananda Trust invested an aggregate of $10,000,000 in Zoomcar (the “Ananda Trust Signing Investment”), in exchange for a convertible promissory note issued by Zoomcar to Ananda Trust (the “Ananda Trust Zoomcar Note”). At the Closing, Zoomcar’s repayment obligations under the Ananda Trust Zoomcar Note was offset against Ananda Trust’s payment obligations under the Ananda Trust Signing Subscription Agreement and Ananda Trust received newly issued shares of Common Stock in accordance with the terms of the Ananda Trust Signing Subscription Agreement.

The Ananda Trust Signing Subscription Agreement includes registration rights obligations on the part of IOAC and is conditioned on the concurrent Closing and other customary closing conditions. Among other things, Ananda Trust will not have any right, title, interest or claim of any kind in or to any monies in the Trust Account, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom). In the event that the Business Combination is not consummated, the Ananda Trust Note issued by Zoomcar in consideration of the Ananda Trust Investment will be exchanged for a new convertible promissory note issued by Zoomcar, and such note will be convertible upon the consummation of a subsequent financing of Zoomcar in which Zoomcar raises an aggregate of at least $5 million, and the Ananda Trust Subscription Agreement will terminate automatically.

On December 19, 2023, IOAC and Ananda Trust, an affiliate of the Sponsor, entered into a subscription agreement (the “Ananda Trust Closing Subscription Agreement”), pursuant to which, upon the Closing, Ananda Trust purchased 1,666,666 IOAC Class A ordinary shares at a price of $3.00 per share (the “Ananda Trust Closing Investment”). Other than with respect to the per share purchase price, the terms of the Ananda Trust Closing Subscription Agreement were substantially similar to the terms of the Ananda Trust Signing Subscription Agreement.

Ananda Trust is an affiliate of the Sponsor. Further, the trustee and control person with regard to the Ananda Trust, Mohan Ananda, was, prior to the Closing, the Chief Executive Officer and Chairman of the board of directors of IOAC; additionally, Mr. Ananda was a director of IOAC and has been appointed to serve as the initial chairman of the Company Board from and after the Closing. Additionally, based on the Company’s capitalization immediately after the Closing, Ananda Trust is the Company’s largest stockholder, though Ananda Trust’s proportionate interest and voting power with regard to the Company may change over time and from time to time.

The terms of the Ananda Trust Closing Investment are not necessarily reflective of the terms and conditions of a transaction negotiated at arm’s length, and it is possible that, if such terms were negotiated at arm’s length, they would have been different from, and more favorable to, the Company and its stockholders; however, the disinterested members of the IOAC Board approved the terms of the Ananda Trust Closing Investment, which they believed to be the best terms available, under the circumstances, to facilitate the consummation of the proposed Business Combination and deliver capital required by the Company to pursue its business plans.

Lock-Up Agreement

In connection with entering into the Merger Agreement, on October 13, 2022, IOAC and certain Zoomcar stockholders entered into the Lock-Up Agreement. Pursuant to the Lock-Up Agreement, each Zoomcar stockholder holding 1% or more of the total number of issued and outstanding Zoomcar shares on a fully diluted, as converted to common stock basis, will be subject to the restrictions described below from the Closing until the termination of applicable lock-up periods described below. Such Zoomcar stockholders agreed not to, without the prior written consent of the Zoomcar board and subject to certain exceptions, during the applicable lock-up period: (i) lend, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, any Lock-Up Shares (as defined in the Lock-Up Agreement); (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; or (iii) publicly announce any intention to effect any transaction specified in the foregoing clauses. Pursuant to the Lock-Up Agreement, IOAC and certain Zoomcar stockholders agreed to the foregoing transfer restrictions during the period beginning on the date of Closing and ending on the date that is the earlier of (i) six months after the Closing and (ii) subsequent to the Business Combination, (x) if the last sale price of Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing; or (y) the date on which Zoomcar completes a liquidation, merger, capital stock exchange, reorganization or other similar transactions that result in all of Zoomcar’s stockholders having the right to exchange their shares for cash, securities or other property.

On December 18, 2023, OIAC and Ananda Trust entered into a First Amendment to Lock-Up Agreement, pursuant to which the lock-up period for the shares held by Ananda Trust were amended to terminate upon the earlier of (i) twelve months after the Closing Date or (ii) subsequent to the Business Combination, the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transactions that results in all of the Company’s stockholders having the right to exchange their shares of cash, securities or other property.

Zoomcar, Inc.

Prior to the Closing Date of the Business Combination in December 2023, the Company had an outstanding balance of debt repayable to Mahindra & Mahindra Financial Services Limited along with interest accrued amounting to $922,299 which was taken for the purchase of vehicles as per the previous business model of the Company. The interest payable on the loan during the period was $38,203 and the principal payment was $119,576. The Company also incurred $153 as debt foreclosure charges during the period. The Company was required to keep a fixed deposit with Mahindra & Mahindra Financial Services Limited in relation to the loan which had an outstanding balance (including interest accrued on the deposit) of $264,640. The interest income on the investment in fixed deposit was $11,224.

Further, in accordance with its previous business model, the Company owned a few vehicles, which were used to rent out to the Guests. The Company had an outstanding balance for parking charges for these owned vehicles to Yard Management Services Limited amounting to $240,410. The amount of parking charges incurred during the period was $241,886. Subsequently when the Company moved to its new business model, it began to sell its previously owned vehicles and it received an advance from Mahindra First Choice Wheels Ltd for sale of these vehicles which was outstanding before closure of the Business Combination amounting to $17,997.

Post-Closing Related Party Transactions

Zoomcar Holdings, Inc.

Post the Closing Date, Mahindra & Mahindra Financial Services Limited, Mahindra First Choice Wheels Ltd and Yard Management Services Limited ceased to be related parties since their holding percentage was reduced to less than 5% of the total holdings in the Company.

Accordingly, post the Closing Date, a Director of the Company, Mohan Ananda, is a related party for the Company. IOAC had issued the New Ananda Trust Note to the Ananda Trust (wherein Mohan Ananda is a trustee), the outstanding balance of which is $2,027,840 as on March 31, 2024. Further, the Company has payable to Mohan Ananda amounting to $152,435 towards sitting fees and other payables.

Indemnification Agreements

In connection with the Closing, the Company entered into indemnification agreements (“Indemnification Agreements”) with each of the Company’s newly elected directors and newly appointed executive officers which provide that the Company will indemnify such directors and executive officers under the circumstances and to the extent provided for therein, from and against all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, and including appeals, in which he or she may be involved, or is threatened to be involved, as a party or otherwise, to the fullest extent permitted under Delaware law and our Amended and Restated Bylaws.

The Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors, and the Amended and Restated Bylaws provide that Zoomcar will indemnify each of its directors and officers to the fullest extent permitted under Delaware law. In addition, the Amended and Restated Bylaws provide that, to the fullest extent permitted by Delaware law and subject to very limited exceptions, Zoomcar will advance all expenses incurred by its directors and officers in connection with a legal proceeding involving his or her status as a director or officer of Zoomcar.

Policies for Approval of Related Person Transactions

Zoomcar has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which Zoomcar or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.

A “Related Person” means:

•        any person who is, or at any time during the applicable period was, one of the Zoomcar’s officers or one of Zoomcar’s directors;

•        any person who is known by Zoomcar to be the beneficial owner of more than five percent (5%) of its voting stock;

•        any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock; and

•        any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

Zoomcar has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to the Amended and Restated Certificate of Incorporation, the Audit Committee will have the responsibility to review related party transactions.

All of the transactions described in this section were entered into prior to the adoption of this policy. Certain of the foregoing disclosures are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements (or forms of the agreements) have been filed as exhibits to the registration statement and are available electronically on the website of the SEC at www.sec.gov.

Director Independence

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that each of Evelyn D’An, Madan Menon, Swatick Majumdar, John Clarke and Mark Bailey are independent directors under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 75,200,131 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned.

In the election of directors, the two persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will have no effect on the election of directors.

Each of the other proposals requires the affirmative “FOR” votes of a majority of the votes cast on such proposal. Abstentions will have no effect on the outcome of these proposals. We expect that each of proposals 2 and 4 will be routine matters, and as such brokers may vote at the Annual Meeting on such proposal provided that they have not received instructions from a beneficial owner.

Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals and Director Nominations for 2025 Annual Meeting of Stockholders

Stockholders intending to present a proposal or propose a director nominee at our 2025 Annual Meeting must comply with the requirements set forth in the Amended and Restated Bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The Amended and Restated Bylaws require, among other things, that a stockholder must have given timely notice of any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty (120) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or a reasonable time before the date on which the Corporation begins to print and mail its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year). Accordingly, for the 2025 Annual Meeting, assuming the meeting is held on or about September 26, 2025, notice of a nomination or proposal must be delivered to the Secretary of the Company no later than May 29, 2025. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with the requirements in the Amended and Restated Bylaws will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for the 2025 Annual Meeting of Stockholders.

In addition to satisfying the advance notice requirements under the Amended and Restated Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act. Such notice must be received no later than 60 calendar days prior to the meeting. For any such director nominee to be included on our proxy card for the 2025 Annual Meeting, assuming the meeting is held on or about September 26, 2025, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than July 28, 2025.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o Zoomcar Holdings, Inc., Attn: Secretary. A summary of all stockholder communications will be presented to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2024. Such Report includes the Company’s audited financial statements for the fiscal year ended March 31, 2023 and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Shachi Singh, at zoomcar-stockholders@zoomcar.com or by sending a letter to Shachi Singh at offices of the Company at Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Shachi Singh, at zoomcar-stockholders@zoomcar.com or by sending a letter to Shachi Singh at offices of the Company at Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008.

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Zoomcar Holdings, Inc.

Zoomcar Holdings, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.      The name of the Corporation is:

Zoomcar Holdings, Inc.

2.      The following amendments to the Amended and Restated Certificate of Incorporation was approved by the directors of the corporation on the [•] day of [•], 2024 and the stockholders of the corporation on the [•] day of [•], 2024.

Resolved that Article Four of the Amended and Restated Certificate of Incorporation be amended by adding the following new paragraph as subsection:

“Each outstanding share of Common Stock will be combined and converted, automatically, without further action, into a number of shares of such Common Stock equal to the number of shares immediately prior to such filing divided by [•]. Fractional shares will not be issued; any such fractional shares that will result from the combination and conversion will be rounded up to the nearest whole number. At the effective date, there shall be no change in number of authorized shares of stock which this corporation shall have the authority to issue.”

3.      The number of shares of Common Stock outstanding at the time of the adoption of the amendment was: [•] shares.

4.      This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective as of [•], 2024 at [•] Eastern Time.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE FOLLOWS]

Annex A-1

IN WITNESS WHEREOF, Zoomcar Holdings, Inc. has caused this Certificate to be executed by its duly authorized officer on this [•] day of [•], 2024.

ZOOMCAR HOLDINGS, INC.
By:
Name:	Hiroshi Nishijima
Title:	Interim Chief Executive Officer and Director

Annex A-2

SCAN TO VIEW MATERIALS & VOTE ZOOMCAR HOLDINGS, INC NO.147, ANJANEYA TECHNO PARK 1ST FLOOR KODIHALLI, 560008, INDIA VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 25, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ZCAR2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use a touch-tone telephone to transmit your voting instructions to the number provided on your proxy card up until 11:59 p.m. Eastern Time on September 25, 2024. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V56396-P17506 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ZOOMCAR HOLDINGS, INC The Board of Directors recommends you vote FOR the following: 1. Election of Swatick Majumdar and John Clarke to hold office until the 2027 Annual Meeting of Stockholders or their successors are elected and qualified Nominees: 01) Swatick Majumdar 02) John Clarke The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2. To effect a reverse stock split of the Company’s common stock at a ratio of between one-for-fifty and one-for-one hundred and fifty, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion. 3. To approve, for purposes of complying with applicable Nasdaq Listing Rules, the exercise of, and certain of the provisions included in, those certain unregistered warrants to initially purchase up to an aggregate of 55,084,746 shares of Common Stock at an initial exercise price of $0.1416 per share (subject to adjustment as described therein) including all of the terms therein and the potential issuance of more than 20% of the Company’s issued and outstanding Common Stock in connection with the exercise of the Bridge Warrants. 4. To ratify the appointment by the Board of Grant Thornton Bharat LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. V56397-P17506 ZOOMCAR HOLDINGS, INC Proxy for the Annual Meeting of Stockholders To be held on Thursday, September 26, 2024 9:00 AM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints HIROSHI NISHIJIMA and SHACHI SINGH, and each of them, as proxy of the undersigned, with full power of substitution, to vote all the shares of common stock of Zoomcar holdings, inc. held of record by the undersigned on July 29, 2024, at the annual meeting of stockholders to be held on September 26, 2024, or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side